UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                January 28, 2014
                Date of Report (Date of earliest event reported)


                            LIBERTY COAL ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        0-54073                   90-0819102
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

     2782 Gateway Road, Carlsbad, CA                                92009
(Address of principal executive offices)                          (Zip Code)

                                 (760) 410-8189
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 28, 2014, Mr. Edwin Morrow resigned as CEO and President of Liberty Coal Energy Corp, effective immediately. Mr. Morrow will remain a Director of the Company.

On January 28, 2014, the Board of Directors of Liberty Coal Energy Corp., a Nevada corporation (the "Company"), appointed Robert T. Malasek to serve as the Company's interim Chief Executive Officer and President. Mr. Malasek's biographical and professional history is noted below. Mr. Malasek replaces Mr. Edwin G. Morrow who was serving as the Company's Chief Executive Officer. Mr. Morrow will remain on the Company's Board of Directors and as the Company's Head of Geology.

Mr. Malasek has been serving as the Chief Financial Officer, Secretary, Treasurer and a director of Liberty Coal Energy Corp. since April 12, 2011 Mr. Malasek served as Chief Financial Officer for NatureWell, Inc. from 2001 to 2006. From 1999 to 2001 served as controller with Pacific Crest Equity Partners (a private equity company). From 1987 until August 1999 was employed with Starwood Hotel & Resorts Worldwide, Inc. in a number of key positions within the accounting department and became Assistant Controller for Starwood Hotel & Resorts Worldwide in 1998 until his departure in 1999. Robert received his Bachelor of Science in Accountancy from San Diego State University, California in 1998. Mr. Malasek has served as an accounting consultant for a variety of companies.

Our Board of Directors now consists of Edwin G. Morrow and Robert T. Malasek.

There is no arrangement or understanding pursuant to which Mr. Malasek was appointed interim Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a director of the Company. Mr. Malasek has no family relationships with any other executive officer or director of the Company, or persons nominated or chosen by the Company to become directors or officers. Further, there are no related party transactions between the Company and Mr. Malasek that are reportable under Item 404(a) of Regulation S-K.

On January 29, 2014, the Company issued a press release announcing Mr. Morrow's Resignation and Mr. Malasek's appointment as its interim Chief Executive Officer and President of the Company. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit No.                  Exhibit Description
 -----------                  -------------------

   99.1              Press Release dated January 29, 2014

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIBERTY COAL ENERGY CORP.


Date: January 30, 2014              By: /s/ Robert T. Malasek
                                       -----------------------------------------
                                       President, Chief Executive Officer
                                       Chief Financial Officer, Secretary,
                                       Treasurer & Director

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